UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Mark One

May 18, 2022

COMMISSION FILE NO. 000-56260

BIOQUEST CORP.

(Exact name of registrant as specified in its charter)

Nevada	80-0975853	5149
(State or Other Jurisdiction of	IRS Employer	Primary Standard Industrial
Incorporation or Organization)	Identification Number	Classification Code Number

4570 Campus Drive Suite 23

Newport Beach, CA 92660

(Address of principal executive offices)

Phone: (714) 978-4425

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is a large, accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large, accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

☐	Large, accelerated filer	☐	Accelerated filer
☒	Non-accelerated filer	☒	Smaller reporting company
		☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by checkmark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On May 16, 2022, our Board of Directors voted to change our independent auditors, Haynie and Company (“HC”), effective May 17, 2022.

HC audited the financial statements of the Company for the two years ended April 30, 2021 and 2020 respectively, and reviewed the two subsequent quarters July 30, 2021, and October 31, 2021. The report of HC on such financial statements, dated August 13, 2021 did contain a modification raising substantial doubt about the Registrant’s ability to continue as a going concern. HC’s reports did not contain any other adverse or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

For the past two fiscal years and subsequent interim periods though the date of termination, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Haynie and Company, would have caused them to make reference thereto in their report on the financial statements.

During the two most recent fiscal years and the interim period to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

During the Company’s two most recent fiscal years, and since then, HC has not advised the Company that any of the following exist or are applicable:

(1)	That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management’s representations, or that has made them unwilling to be associated with the financial statements prepared by management.

(2)	That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management’s representations or be associated with the Company’s financial statements for the foregoing reasons or any other reason, or

(3)	That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

We have provided Haynie and Company a copy of the disclosure made in response to this Item 4.01 and have requested that Haynie and Company provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein.

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New Independent Accountants

On May 18th, 2022, L J Soldinger Associates, LLC (“LJS”), Certified Public Accountants of Deer Park, Illinois, were appointed by the Company to audit our financial statements for the year ended April 30, 2022. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted LJS regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company’s consolidated financial statements, nor has LJS provided to the Company a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 16	Letter from Haynie & Company to the Securities and Exchange Commissions dated May 18,2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ David P. Noyes
Chief Financial Officer
May 18, 2022

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